Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of October 18, 2018 by HI-CRUSH PARTNERS LP, a limited partnership duly formed and existing under the laws of the State of Delaware (the “Borrower”), each of the undersigned Lenders and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) and as an Issuing Lender, and any other Issuing Lenders from time to time party thereto.

R E C I T A L S

A.    The Borrower, the Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of August 1, 2018 (the “Credit Agreement”), pursuant to which the Lenders and Issuing Lenders have made certain credit available to and on behalf of the Borrower.

B.    The Borrower has requested that Lenders constituting the Required Lenders waive compliance with Section 7.1(n) of the Credit Agreement with respect to any merger, investment, dissolution or similar corporate organizational transaction which results in the effective business combination of the Borrower and Proppants in which the Borrower is the surviving entity (if applicable) and which is not currently permitted or contemplated in the definition of “Hi-Crush Proppants Event” (the “Proppants Combination”).

C.    The Borrower has requested and the Administrative Agent and Lenders constituting the Required Lenders have agreed to make certain changes to the Credit Agreement as set forth herein.

D.    NOW, THEREFORE, to induce the Administrative Agent and the Lenders party hereto to enter into this Amendment and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.    Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement, as amended by this Amendment. Unless otherwise indicated, all article, exhibit, section and schedule references in this Amendment refer to articles, exhibits, sections and schedules of the Credit Agreement.

Section 2.    Amendment to Credit Agreement. Clause (a)(ii) of the definition of “Change in Control” contained in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(ii)    the Permitted Holders or the Borrower shall fail to, directly or indirectly, own the greater of 50.1% and a Controlling Percentage of the Equity Interests (including the Voting Securities) of the General Partner;”

Section 3.    Waiver. Solely in connection with the Proppants Combination, the Administrative Agent and the Required Lenders party hereto hereby waive compliance with the provisions of Section 5.13, Section 6.4(e), Section 7.1(c)(i) (solely with respect to any breach of Section 6.4(e)), Section 7.1(c)(ii) (solely with respect to any breach of Section 5.13) and Section 7.1(n) of the Credit Agreement and any Default or Event of Default arising therefrom.

Section 4.    Conditions Precedent. Upon the date on which each of the following conditions is satisfied (or waived in accordance with Section 9.3 of the Credit Agreement) (such date, the “Satisfaction Date”), this Amendment shall be deemed effective (such date, the “First Amendment Effective Date”):

4.1.    Execution and Delivery. The Administrative Agent shall have received from the Credit Parties and the Lenders constituting the Required Lenders, counterparts (in such number as may be requested by the Administrative Agent) of this Amendment signed on behalf of such Person.

4.2.    Payment of Expenses. The Administrative Agent and the Lenders shall have received all amounts due and payable on or prior to the Satisfaction Date, including, to the extent invoiced at least one Business Day prior to the Satisfaction Date, reimbursement or payment of all documented out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.

4.3.    No Default or Event of Default. No Default or Event of Default shall have occurred and be continuing as of the date hereof, after giving effect to the terms of this Amendment.

The Administrative Agent is hereby authorized and directed to declare this Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 4 or the waiver of such conditions as permitted by Section 9.3 of the Credit Agreement. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.

Section 5.    Miscellaneous.

5.1.    Confirmation. The provisions of the Credit Agreement, as amended by this Amendment, shall remain in full force and effect following the effectiveness of this Amendment.

5.2.    Ratification and Affirmation; Representations and Warranties. Each Credit Party hereby (a) acknowledges the terms of this Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Credit Document to which it is a party and agrees that each Credit Document to which it is a party remains in full force and effect, except as expressly amended hereby, notwithstanding the amendments contained herein; and (c) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Amendment: (i) all of the representations and warranties contained in each Credit Document to which it is a party are true and correct in all material respects, except to the extent any such representations and warranties are stated to relate solely to an earlier date, in which case, such representations and warranties shall have been true and correct in all material respects on and as of such earlier date (provided that such materiality qualifier shall not be applicable to any representation or warranty that is already qualified or modified by materiality in the Credit Agreement) and (ii) no Default or Event of Default has occurred and is continuing.

5.3.    No Waiver; Credit Document. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Credit Documents, nor constitute a waiver of any provision of any of the Credit Documents except as expressly provided herein. On and after the First Amendment Effective Date, this Amendment shall for all purposes constitute a Credit Document.

5.4.    Other Violations. Neither the execution by the Administrative Agent or the Lenders of this Amendment, nor any other act or omission by the Administrative Agent or the Lenders or their respective officers in connection herewith, shall be deemed a waiver by the Administrative Agent or the Lenders of any Defaults (except as expressly set forth in Section 3 above) which may exist or which may occur in the future under the Credit Agreement and/or the other Credit Documents (collectively, “Other Violations”).

Similarly, nothing contained in this Amendment shall directly or indirectly in any way whatsoever either: (i) impair, prejudice or otherwise adversely affect the Administrative Agent’s or any Lender’s right at any time to exercise any right, privilege or remedy in connection with the Credit Documents with respect to any Other Violations, (ii) amend or alter any provision of the Credit Agreement, the other Credit Documents, or any other contract or instrument, except as expressly waived herein or (iii) constitute any course of dealing or other basis for altering any obligation of the Borrower or any right, privilege or remedy of the Administrative Agent or the Lenders under the Credit Agreement, the other Credit Documents, or any other contract or instrument. Nothing in this Agreement shall be construed to be a waiver by the Administrative Agent or the Lenders to any Other Violations.

5.5.    Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Amendment by facsimile or electronic transmission in portable document format (.pdf) shall be effective as delivery of a manually executed counterpart hereof.

5.6.    NO ORAL AGREEMENT. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER CREDIT DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. AS OF THE DATE OF THIS AMENDMENT, THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

5.7.    GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[SIGNATURES BEGIN NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

BORROWER:	HI-CRUSH PARTNERS LP

By: Hi-Crush GP LLC, its General Partner

	By:	/s/ Laura C. Fulton
	Name: Title:	Laura C. Fulton Chief Financial Officer

Signature Page to First Amendment to

Credit Agreement

ADMINISTRATIVE AGENT, ISSUING LENDER AND LENDER:	JPMORGAN CHASE BANK, N.A.

	By:	/s/ Stephanie Balette
	Name: Title:	Stephanie Balette Authorized Officer

Signature Page to First Amendment to

Credit Agreement

ISSUING LENDER AND LENDER:	ZIONS BANCORPORATION, N.A. DBA AMEGY BANK

	By:	/s/ Rachel Pletcher
	Name: Title:	Rachel Pletcher Vice President

Signature Page to First Amendment to

Credit Agreement

LENDER:	CREDIT SUISSE AG CAYMAN ISLANDS BRANCH

	By:	/s/ Nupur Kumar
	Name: Title:	Nupur Kumar Authorized Signatory

	By:	/s/ Christopher Zybrick
	Name: Title:	Christopher Zybrick Authorized Signatory

Signature Page to First Amendment to

Credit Agreement

LENDER:	BARCLAYS BANK PLC

	By:	/s/ May Huang
	Name: Title:	May Huang Assistant Vice President

Signature Page to First Amendment to

Credit Agreement

LENDER:	IBERIABANK

	By:	/s/ John Michael Robinson III
	Name: Title:	John Michael Robinson III Vice President

Signature Page to First Amendment to

Credit Agreement

LENDER:	MORGAN STANLEY BANK, N.A.

	By:	/s/ Jake Dowden
	Name: Title:	Jake Dowden Authorized Signatory

Signature Page to First Amendment to

Credit Agreement

LENDER:	ROYAL BANK OF CANADA

	By:	/s/ Jay T. Sartain
	Name: Title:	Jay T. Sartain Authorized Signatory

Signature Page to First Amendment to

Credit Agreement

LENDER:	MIZUHO BANK, LTD.

	By:	/s/ Donna DeMagistris
	Name:	Donna DeMagistris
	Title:	Authorized Signatory

Signature Page to First Amendment to

Credit Agreement

LENDER:	ORIGIN BANK

	By:	/s/ Carmen Jordan
	Name: Title:	Carmen Jordan Executive Vice President

Signature Page to First Amendment to

Credit Agreement

LENDER:	UBS AG, STAMFORD BRANCH

	By:	/s/ Darlene Arias
	Name:	Darlene Arias
	Title:	Director

	By:	/s/ Houssem Daly
	Name:	Houssem Daly
	Title:	Associate Director

Signature Page to First Amendment to

Credit Agreement